REAVES UTILITY INCOME FUND

STATEMENT OF INVESTMENTS

July 31, 2021 (Unaudited)

	SHARES	VALUE
COMMON STOCKS 118.85%
Diversified Telecommunication Services 14.40%
AT&T, Inc.	2,025,000	$56,801,250
BCE, Inc.(1)	1,956,100	97,628,951
Shaw Communications, Inc., Class B	870,000	25,411,029
TELUS Corp.	3,820,100	84,846,883
Verizon Communications, Inc.(1)	724,703	40,423,934
		305,112,047

Electric Utilities 22.17%
Entergy Corp.(1)	550,100	56,616,292
Eversource Energy(1)	898,600	77,522,222
Exelon Corp.(1)	1,377,000	64,443,600
FirstEnergy Corp.	1,000,000	38,320,000
Fortis, Inc.	1,293,600	58,651,824
NextEra Energy, Inc.(1)	1,329,200	103,544,680
The Southern Co.	1,105,600	70,614,672
		469,713,290

Media 11.54%
Altice USA, Inc., Class A(1)(2)	2,546,600	78,257,018
Charter Communications, Inc., Class A(1)(2)	120,300	89,509,215
Comcast Corp., Class A(1)	1,303,900	76,708,437
		244,474,670

Multi-Utilities 36.43%
Alliant Energy Corp.(1)	1,325,100	77,558,103
Ameren Corp.(1)	937,000	78,633,040
CMS Energy Corp.(1)	1,288,500	79,616,415
DTE Energy Co.	655,200	76,868,064
Enel SpA	7,906,329	72,967,935
NiSource, Inc.(1)	1,766,966	43,767,748
Orsted AS(3)(4)	259,900	38,601,636
PG&E Corp.(2)	2,969,300	26,100,147
Public Service Enterprise Group, Inc.(1)	1,201,000	74,738,230
Sempra Energy(1)	323,200	42,226,080
WEC Energy Group, Inc.(1)	873,100	82,193,634
Xcel Energy, Inc.(1)	1,152,600	78,664,950
		771,935,982

Oil, Gas & Consumable Fuels 0.47%
DT Midstream, Inc.(2)	235,100	9,968,240

Real Estate Investment Trusts (REITs) 20.89%
American Tower Corp.	143,959	40,711,605

	SHARES	VALUE
Real Estate Investment Trusts (REITs) (continued)
Americold Realty Trust(1)	1,288,800	$50,069,880
CoreSite Realty Corp.(1)	432,200	59,734,362
Crown Castle International Corp.(1)	265,600	51,284,704
Equinix, Inc.(1)	95,500	78,349,155
Prologis, Inc.(1)	452,100	57,886,884
Realty Income Corp.	656,000	46,110,240
SBA Communications Corp.	171,700	58,547,983
		442,694,813

Road & Rail 5.33%
Norfolk Southern Corp.	232,100	59,842,343
Union Pacific Corp.	242,900	53,136,804
		112,979,147

Water Utilities 4.80%
American Water Works Co., Inc.(1)	597,800	101,691,758

Wireless Telecommunication Services 2.82%
T-Mobile US, Inc.(2)	415,200	59,797,104

TOTAL COMMON STOCKS
(Cost $1,974,393,277)		2,518,367,051

LIMITED PARTNERSHIPS 0.01%
Oil, Gas & Consumable Fuels 0.01%
Bastion Energy LLC (Anglo Dutch)(5)(6)		159,373

TOTAL LIMITED PARTNERSHIPS
(Cost $0)		159,373

MONEY MARKET FUNDS 2.50%
Federated Treasury Obligations Money Market Fund, 0.010% (7-Day Yield)	53,021,110	53,021,110

TOTAL MONEY MARKET FUNDS
(Cost $53,021,110)		53,021,110

VALUE

TOTAL INVESTMENTS - 121.36%
(Cost $2,027,414,387)	$2,571,547,534

LEVERAGE FACILITY - (21.24%)	(450,000,000)

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.12%)	(2,582,796)

NET ASSETS - 100.00%	$2,118,964,738

(1)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of July 31, 2021. (See Note 2)
(2)	Non-Income Producing Security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2021, the aggregate market value of those securities was $38,601,636, representing 1.82% of net assets.
(4)	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. The security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2021, the aggregate market value of these securities was $38,601,636, representing 1.82% of net assets.
(5)	Restricted security. Investment represents a non-public partnership interest and is not unitized. (See Note 3)
(6)	Security fair valued by management, pursuant to procedures approved by the Board of Trustees, using significant unobservable inputs. (See Note 1)

Common Abbreviations:
Co. - Company
Corp. - Corporation
Inc. - Incorporated
LLC - Limited Liability Company

See Notes to Quarterly Statement of Investments.

Notes to Quarterly Statement of Investments

July 31, 2021 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG.”

The following is a summary of significant accounting policies followed by the Fund in the preparation of its Statement of Investments. The preparation of the Statement of Investments is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally, 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Securities, for which market quotations or valuations are not available, are valued at fair value in good faith by or at the direction of the Board. When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the Fund’s investments in the fair value hierarchy as of July 31, 2021:

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,518,367,051	$–	$–	$2,518,367,051
Limited Partnerships	–	–	159,373	159,373
Money Market Funds	53,021,110	–	–	53,021,110
Total	$2,571,388,161	$–	$159,373	$2,571,547,534

*	See Statement of Investments for industry classifications.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Asset Type	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Deperciation	Purchases	Sales Proceeds	Transfer into/out of Level 3	Balance as of July 31, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2021
Limited Partnerships	$167,033	$-	$(7,660)	$-	$-	$-	$159,373	$(7,660)
	$167,033	$-	$(7,660)	$-	$-	$-	$159,373	$(7,660)

The table below provides additional information about the Level 3 fair value measurements as of July 31, 2021:

Investment Type	Fair Value as of 7/31/2021	Valuation Technique*	Unobservable Input**	Amount
Limited Partnership	$ 159,373	Discounted Cash Flow	Discount Rate Decline Rate Discount for Lack of Marketability	35% 25% 15%
Total	$ 159,373

*	The fair valuation procedures used to value the Level 3 investments are in accordance with the Fund's Board-approved fair valuation policies.
**	A change in the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Decline Rate	Decrease	Increase
Discount for Lack of Marketability	Decrease	Increase

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the New York Stock Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of securities are determined using the first-in first-out basis for both financial reporting and income tax purposes.

2. BORROWINGS

On December 8, 2016, the Fund entered into a Credit Agreement with Pershing LLC. Under the terms of the Amended Credit Agreement, the Fund was allowed to borrow up to $455,000,000. Interest was charged at a rate of the one month LIBOR (“London Interbank Offered Rate”) plus 0.80%. Borrowings under the Credit Agreement are secured by assets of the Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on December 13, 2016. Effective June 20, 2021 the Credit Agreement was amended: The rate charged, away from LIBOR, and is now is OBFR (Overnight Bank Funding Rate) plus 0.80% (8p basis points).

For the period ended July 31, 2021, the average amount borrowed under the Credit Agreement was $375,934,065, at an average rate of 0.91%. As of July 31, 2021, the amount of outstanding borrowings was $450,000,000, the interest rate was 0.88% and the amount of pledged collateral was $781,131,510.

3. RESTRICTED SECURITIES

As of July 31, 2021, investments in securities included issues that are considered restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value.

Restricted securities as of July 31, 2021 were as follows:

				Value
				as Percentage
Description	Acquisition Date (s)	Cost	Value	of Net Assets
Bastion Energy LLC (Anglo Dutch)	7/30/2015	$-	$159,373	0.01%
TOTAL		$-	$159,373	0.01%